UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2017 (August 9, 2017)

Invesco Mortgage Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	262749336
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE

Atlanta, GA 30309

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 9, 2017, Invesco Mortgage Capital Inc., a Maryland corporation (the “Company”), IAS Operating Partnership LP and Invesco Advisers, Inc. entered into an Underwriting Agreement with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and J.P. Morgan Securities as representatives of the underwriters named therein (collectively, the “Underwriters”) pursuant to which the Company agreed to issue and sell to the Underwriters 10,000,000 shares of its 7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) and also agreed to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,500,000 additional shares of the Series C Preferred Stock (the “Securities”). The Securities were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s shelf registration statement on Form S-3ASR (File No. 333-210454) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on 8-K (this “Report”), and the information in the Underwriting Agreement is incorporated into this Item 1.01 by this reference.

The material terms of the Securities are described in the Company’s prospectus supplement, dated August 9, 2017, and filed with the Commission on August 11, 2017 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Securities and supplements the Company’s prospectus contained the Registration Statement, as filed with the Commission on March 29, 2016.

Item 3.03.	Material Modification to Rights of Security Holders.

On August 11, 2017, the Company filed Articles Supplementary (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation to designate 11,500,000 shares of the Company’s authorized but unissued preferred stock, par value $0.01 per share, as shares of Series C Preferred Stock, with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective upon filing on August 11, 2017.

The Articles Supplementary provide that the Company will pay, when and if authorized by the Board of Directors of the Company, cumulative cash dividends to the holders of the shares of the Series C Preferred Stock (i) from the date of issuance to, but not including, September 27, 2027 at an initial rate of 7.50% of the $25.00 per share liquidation preference (equivalent to $1.875 per annum per share) and (ii) from, and including, September 27, 2027 and thereafter, at a floating rate equal to three-month LIBOR as calculated on each applicable date of determination plus a spread of 5.289% of the $25.00 liquidation preference per annum. Dividends will be payable quarterly in arrears, on the 27th day of March, June, September and December of each year (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day), commencing on December 27, 2017.

The Series C Preferred Stock ranks senior to the Company’s common stock, par value $0.01 per share (the “Common Stock”), and on a parity with the Company’s 7.75% Series A Cumulative Redeemable Preferred Stock and 7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock with respect to the payment of dividends and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company

The Series C Preferred Stock is not redeemable by the Company prior to September 27, 2027, except under circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) for federal income tax purposes and except upon the occurrence of a Change of Control (as defined in the Articles Supplementary). On and after September 27, 2027, the Company may, at its option, redeem the Series C Preferred Stock, in whole or in part, at any time or from time to time, at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

In addition, upon the occurrence of a Change of Control, the Company may, at its option, upon not less than 30 nor more than 60 days’ written notice, redeem any or all of the shares of Series C Preferred Stock, within 120 days after the first date on which such Change of Control occurred, at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the redemption date.

Upon the occurrence of a Change of Control, each holder of Series C Preferred Stock will have the right (subject to the Company’s election to redeem the Series C Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary)) to convert some or all of the Series C Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of Common Stock per share of Series C Preferred Stock determined by a formula, in each case, on the terms and subject to the conditions described in the Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration.

The Series C Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into Common Stock in connection with a Change of Control by the holders of Series C Preferred Stock.

There are restrictions on ownership of the Series C Preferred Stock intended to preserve the Company’s qualification as a REIT. Holders of the Series C Preferred Stock generally have no voting rights, but have limited voting rights if the Company fails to pay dividends for six or more full quarterly dividend periods (whether or not consecutive) and under certain other circumstances..

A copy of the Articles Supplementary and form of Series C Preferred Stock Certificate are filed as Exhibits 3.1 and 4.1, respectively, to this Report, and the information in the Articles Supplementary is incorporated into this Item 3.03 by this reference. The description of the terms of the Articles Supplementary in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.01 of this Report is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of August 9, 2017, by and among Invesco Mortgage Capital Inc., IAS Operating Partnership LP, Invesco Advisers, Inc. and the Underwriters.

3.1	Articles Supplementary to the Articles of Amendment and Restatement of Invesco Mortgage Capital, Inc. designating the shares of 7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock $0.01 par value per share (incorporated by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form 8-A, filed with the SEC on August 11, 2017).

4.1	Specimen 7.50% Series C Fixed-to-Floating Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form 8-A, filed with the SEC on August 11, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

August 11, 2017	By:	/s/ Richard Lee Phegley, Jr.
Name: Richard Lee Phegley, Jr.
Title: Chief Financial Officer